                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    Date of Report    February 2, 1995
                     (Date of earliest event reported)


                        THOMAS & BETTS CORPORATION
          (Exact name of registrant as specified in its Charter)


         New Jersey             1-4682        22-1326940
(State or other jurisdiction  (Commission   (IRS Employer
     of incorporation        File Number)  Identification No.)


              1555 Lynnfield Road, Memphis, Tennessee  38119
          (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (901) 682-7766


                              Not Applicable
       (Former name or former address, if changed since last report)

Item 5.  Other Events

Kenneth R. Masterson, Senior Vice President, General Counsel and
Secretary of Federal Express Corporation, was elected director at Thomas & Betts Corporation's Board of Directors meeting held on
February 1, 1995.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED:  February 2, 1995
                                   THOMAS & BETTS CORPORATION



                              By:  /s/ Ronald P. Babcock
                                 Ronald P. Babcock
                                 Vice President-Finance